UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

1847 GOEDEKER INC.

_______________________________________

(Name of Registrant as Specified In Its Charter)

_______________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1847 GOEDEKER INC.
3817 MILLSTONE PARKWAY, ST. CHARLES, MO 63301

MESSAGE FROM THE BOARD OF DIRECTORS

Dear Fellow Stockholders of 1847 Goedeker Inc. –

You are cordially invited to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of 1847 Goedeker Inc., a Delaware corporation (the “Company”), which is scheduled to be held on Tuesday, December 21, 2021 at 11:00 a.m. Eastern Time. As part of our precautions regarding COVID-19, the Annual Meeting will be held online via a live webcast at www.cesonlineservices.com/goed21_vm. To participate in the Annual Meeting, you must pre-register at www.cesonlineservices.com/goed21_vm by 11:00 a.m. Eastern Time on Monday, December 20, 2021. Stockholders of record of the Company at the close of business on November 17, 2021 are entitled to notice of, and to vote at, the Annual Meeting. Details of the business to be conducted at the Annual Meeting are given in the accompanying Notice of Annual Meeting of Stockholders and the Proxy Statement. The Proxy Statement was first sent or given to our stockholders on or about November 22, 2021. You should also have received a Proxy Card or Voting Instruction Form and postage-paid return envelope, which are being solicited on behalf of our Board of Directors (the “Board”).

After reading the Notice of Annual Meeting of Stockholders and the Proxy Statement, please mark your votes on the accompanying Proxy Card or Voting Instruction Form, sign it and promptly return it in the accompanying postage-paid envelope. You may also vote by Internet or telephone as instructed in the proxy statement or on the Proxy Card or Voting Instruction Form. Please vote by whichever method is most convenient for you to ensure that your shares are represented at the Annual Meeting.

It is very important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone, or by mailing the Proxy Card or Voting Instruction Form. Returning the proxy or voting by Internet or telephone does not deprive you of your right to attend the Annual Meeting and to vote your shares.

We look forward to seeing you at the Annual Meeting. Your vote and participation, no matter how many or how few shares you own, are very important to us. Your cooperation is greatly appreciated.

By Order of the Board of Directors,

St. Charles, MO	Robert D. Barry
November 18, 2021	Chief Accounting Officer and Secretary

The attached Notice of Annual Meeting of Stockholders and Proxy Statement are first being made available to stockholders of record beginning November 22, 2021. If you have any questions or require assistance in authorizing a proxy or voting your shares of common stock, please contact the Company’s proxy solicitor at the contact listed below:

509 Madison Avenue Suite 1206
New York, NY 10022
Stockholders Call Toll Free: (800) 662-5200
Banks and Brokers Call Collect: (203) 658-9400
Email: GOED@investor.morrowsodali.com

1847 Goedeker Inc.	2021 Proxy Statement

1847 GOEDEKER INC.
3817 MILLSTONE PARKWAY, ST. CHARLES, MO 63301

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 21, 2021

To the Stockholders of 1847 Goedeker Inc. –

NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of 1847 Goedeker Inc., a Delaware corporation (the “Company”), will be held on December 21, 2021 at 11:00 a.m. Eastern Time. The Annual Meeting will be a virtual stockholder meeting, conducted via live webcast, through which you can submit questions and vote online. The Annual Meeting can be accessed by visiting www.cesonlineservices.com/goed21_vm. To participate in the Annual Meeting, you must pre-register at this website by 11:00 a.m. Eastern Time on Monday, December 20, 2021.

The purpose of the Annual Meeting will be the following:

1.     To elect the eight (8) nominees identified in the accompanying Proxy Statement to serve as directors on the Board of Directors (the “Board”) for the ensuing year (Proposal No. 1).

2.     To ratify the appointment of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal No. 2).

3.     To approve an amendment of our amended and restated certificate of incorporation (the “Certificate of Incorporation”) to increase the number of shares of common stock that we are authorized to issue from 200,000,000 shares to 250,000,000 shares (Proposal No. 3).

4.     To approve an amendment of the 1847 Goedeker Inc. 2020 Equity Incentive Plan to increase the number of shares of common stock available for issuance under such plan from 1,000,000 shares to 11,000,000 shares and eliminate the fungible share counting provision contained in such plan (Proposal No. 4).

5.     To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement. Only stockholders who owned our common stock at the close of business on November 17, 2021 can vote at the Annual Meeting or any adjournments or postponements that take place. All stockholders are cordially invited to attend the Annual Meeting.

Our Board recommends that you vote “FOR” the election of the director nominees named in Proposal No. 1, “FOR” the ratification of the appointment of Friedman LLP as our independent registered public accounting firm as described in Proposal No. 2, “FOR” the amendment to our Certificate of Incorporation to increase our authorized shares as described in Proposal No. 3 and “FOR” the amendment of the 1847 Goedeker Inc. 2020 Equity Incentive Plan as described in Proposal No. 4 on the enclosed Proxy Card or Voting Instruction Form.

Whether or not you expect to attend the Annual Meeting, we encourage you to submit your proxy as soon as possible using one of three convenient methods by (i) accessing the Internet site described in the Proxy Card or Voting Instruction Form provided to you, (ii) calling the toll-free number in the Proxy Card or Voting Instruction Form provided to you, or (iii) signing, dating and returning the Proxy Card or Voting Instruction Form provided to you. You are urged to complete and submit the enclosed Proxy Card or Voting Instruction Form, even if your shares were sold after such date.

1847 Goedeker Inc.	2021 Proxy Statement

If your brokerage firm, bank, broker-dealer or other similar organization is the holder of record of your shares (i.e., your shares are held in “street name”), then you will receive a Voting Instruction Form from the holder of record. You must provide voting instructions by filling out the Voting Instruction Form in order for your shares to be voted. We recommend that you instruct your broker or other nominee to vote your shares on the enclosed Proxy Card or Voting Instruction Form. The Proxy is revocable and will not affect your right to vote if you attend the Annual Meeting.

Anyone acting as proxy agent for a stockholder must present a Proxy Card that has been properly executed by the stockholder, that authorizes the agent to so act, and that is in form and substance satisfactory to the judges of election and consistent with the Company’s Bylaws, as amended.

The Board strongly and unanimously recommends that you vote “FOR” the election of the director nominees named in Proposal No. 1.

The nominees of the Board for election as directors of the Company are listed in the accompanying Proxy Statement and Proxy Card. The nominees of the Board for election as directors of the Company are listed in the accompanying Proxy Statement and Proxy Card. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND. ACCORDINGLY, AFTER READING THE ACCOMPANYING PROXY STATEMENT, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM AND PROMPTLY SUBMIT YOUR PROXY BY INTERNET, TELEPHONE OR MAIL AS DESCRIBED ON THE PROXY CARD OR VOTING INSTRUCTION FORM. PLEASE NOTE THAT EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU VOTE USING THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM PRIOR TO THE ANNUAL MEETING TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING, IF YOU ARE A RECORD HOLDER OF SHARES, OR A BENEFICIAL HOLDER WHO OBTAINS A “LEGAL” PROXY FROM YOUR BROKER, BANK, TRUSTEE, OR NOMINEE, YOU STILL MAY ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES IN PERSON.

Regardless of the number of shares of the Company that you own, your vote will be important. Thank you for your continued support, interest and investment in the Company.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read our proxy materials and submit your Proxy Card or Voting Instruction Form as soon as possible over the Internet, by telephone or mobile device or by phone.

By Order of the Board of Directors,

St. Charles, MO	Robert D. Barry
November 18, 2021	Chief Accounting Officer and Secretary

1847 Goedeker Inc.	2021 Proxy Statement

The accompanying Proxy Statement provides a detailed description of the business to be conducted at the Annual Meeting. We urge you to read the accompanying Proxy Statement, including the appendices, carefully and in their entirety.

If you have any questions concerning the business to be conducted at the Annual Meeting, would like additional copies of the Proxy Statement or need help submitting a Proxy for your shares, please contact Morrow Sodali LLC, the Company’s proxy solicitor:

509 Madison Avenue Suite 1206
New York, NY 10022
Stockholders Call Toll Free: (800) 662-5200
Banks and Brokers Call Collect: (203) 658-9400
Email: GOED@investor.morrowsodali.com

1847 Goedeker Inc.	2021 Proxy Statement

ANNEX A – FORM OF CERTIFICATE OF AMENDMENT

ANNEX B – FORM OF AMENDMENT NO. 2 TO 1847 GOEDEKER INC. 2020 EQUITY INCENTIVE PLAN

1847 Goedeker Inc.	i	2021 Proxy Statement

1847 GOEDEKER INC.
3817 MILLSTONE PARKWAY, ST. CHARLES, MO 63301

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 21, 2021

We have provided this Proxy Statement and accompanying Proxy Card in connection with the solicitation by the Board of Directors (the “Board”) of 1847 Goedeker Inc., a Delaware corporation, of proxies to be voted at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on December 21, 2021 at 11:00 a.m. Eastern Time, and any adjournment or postponement thereof. The Annual Meeting will be held virtually, conducted via live webcast, at www.cesonlineservices.com/goed21_vm.

As used in this Proxy Statement, the terms the “Company”, “we”, “us” and “our” refer to 1847 Goedeker Inc. and, unless the context clearly requires otherwise, its consolidated subsidiaries.

This Proxy Statement summarizes information about the Proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote.

The Proxy Card or Voting Instruction Form is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

We are mailing the Notice of Annual Meeting of Stockholders (the “Notice”) to our stockholders of record as of November 17, 2021 (the “Record Date”) on or about November 22, 2021. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of our proxy materials and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 so that our record holders can supply these materials to the beneficial owners of shares of our common stock as of the Record Date. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 is also available in the Investor Relations section of our website, located at https://investor.goedekers.com (our “IR site”), under the link for “Financials.” Website references throughout this Proxy Statement are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this Proxy Statement.

1847 Goedeker Inc.	2021 Proxy Statement

INFORMATION ABOUT THE PROXY PROCESS AND VOTING

Why am I receiving these materials?

We are providing the Proxy Statement and Proxy Card or Voting Instruction Form to you on the Internet or, upon your request, by mail, in connection with our Annual Meeting. As a stockholder, you are invited to attend the Annual Meeting, which is being held virtually on the Internet, conducted via live webcast, and are requested to vote on the items of business described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy over the Internet, by telephone or mobile device or by mail.

You are receiving this Proxy Statement as a stockholder of the Company as of the Record Date for purposes of determining the stockholders entitled to receive notice of and vote at the Annual Meeting. As further described below, we request that you promptly use the enclosed Proxy Card or Voting Instruction Form to vote, by Internet, by telephone or by mail, in the event you desire to express your support of or opposition to the Proposals.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL No. 1, “FOR” PROPOSAL No. 2, “FOR” PROPOSAL No. 3 AND “FOR” PROPOSAL No. 4 USING THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM.

Can I attend the Annual Meeting in person?

We will be hosting the Annual Meeting via live webcast on the Internet. You will not be able to attend the meeting in person. Any stockholder can listen to the Annual Meeting live via the Internet at www.cesonlineservices.com/goed21_vm. The webcast will start at 11:00 a.m. Eastern Time on December 21, 2021. To participate in the Annual Meeting, you must pre-register at www.cesonlineservices.com/goed21_vm by 11:00 a.m. Eastern Time on Monday, December 20, 2021. Stockholders may vote and submit questions while connected to the Annual Meeting on the Internet.

Your vote is very important. Please submit your Proxy Card or Voting Instruction Form even if you plan to attend the Annual Meeting.

Who can vote at the Annual Meeting?

Only holders of record of our common stock on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on November 17, 2021, we had 106,387,332 shares of common stock outstanding and entitled to vote. Holders of our common stock are entitled to one vote for each share held as of the above Record Date.

Who is soliciting my vote?

The Board, on behalf of the Company, is soliciting your proxy to vote your shares of our common stock on all matters scheduled to come before the Annual Meeting, whether or not you attend virtually. By completing, signing, dating and returning the Proxy Card or Voting Instruction Form, or by submitting your proxy and voting instructions over the Internet or by telephone, you are authorizing the persons named as proxies to vote your shares of common stock at the Annual Meeting as you have instructed. Proxies will be solicited on behalf of the Board by our directors, director nominees, and certain executive officers and other employees of the Company.

Additionally, we have retained Morrow Sodali LLC (“Morrow Sodali”), a proxy solicitation firm, which may solicit proxies on the Board’s behalf. You may also be solicited by press releases issued by us, postings on our corporate website or other websites or otherwise. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement. In addition, none of the information on the other websites, if any, listed in this Proxy Statement is part of this Proxy Statement. Such website addresses are intended to be inactive textual references only.

1847 Goedeker Inc.	2	2021 Proxy Statement

Will there be a proxy contest at the Annual Meeting?

On October 15, 2021, the Company entered into a Cooperation Agreement (the “Cooperation Agreement”) with David L. Kanen, Philotimo Fund, LP, Philotimo Focused Growth and Income Fund and Kanen Wealth Management (collectively, the “Kanen Group”), which is included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 21, 2021. G. Alan Shaw was appointed to the Board on October 17, 2021 and is a nominee for election at the Annual Meeting, as consistent with the Cooperation Agreement. In return, the Kanen Group agreed to customary standstill provisions. Pursuant to the Cooperation Agreement, the Kanen Group withdrew its September 9, 2021 notice to the Company in which it notified the Company that the Kanen Group intended to nominate candidates for election to the Board at the Annual Meeting. The Kanen Group also agreed that it shall vote all shares of common stock it beneficially owns in accordance with the Board’s recommendations, except in connection with any Extraordinary Transaction (as defined in the Cooperation Agreement); provided, however, in the event that either Institutional Shareholder Services Inc. (“ISS”) or Glass Lewis & Co. (“Glass Lewis”) issues a recommendation with respect to any matter (other than with respect to director election or removal proposals) that differs from the Board’s recommendation, the Kanen Group may vote its shares of common stock in accordance with either the ISS or Glass Lewis recommendation. Further, pursuant to the Cooperation Agreement, the Company has agreed to reimburse the Kanen Group for its reasonable expenses up to $175,000. Except for the Cooperation Agreement, there are no other arrangements or understandings between any of our directors and any other person pursuant to which any person was selected as a director.

What am I being asked to vote on?

You are being asked to vote on four (4) Proposals:

•  Proposal No. 1 — the election of eight (8) directors to hold office until our 2022 Annual Meeting of Stockholders;

•  Proposal No. 2 — the ratification of the appointment of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

•  Proposal No. 3 — the approval of an amendment of our amended and restated certificate of incorporation to increase the number of shares of common stock that we are authorized to issue from 200,000,000 shares to 250,000,000 shares (the “Charter Amendment”); and

•  Proposal No. 4 — the approval of an amendment of our 2020 Equity Incentive Plan (the “2020 Plan”) to increase the number of shares of common stock available for issuance under the 2020 Plan from 1,000,000 shares to 11,000,000 shares and eliminate the fungible share counting provision contained in such plan (the “Plan Amendment”).

In addition, you are entitled to vote on any other matters that are properly brought before the Annual Meeting.

What are the Board’s recommendations?

Our Board unanimously recommends that you vote by proxy using the Proxy Card or Voting Instruction Form with respect to the Proposals as follows:

•  “FOR” Proposal No. 1 — the election of eight (8) directors to hold office until our 2022 Annual Meeting of Stockholders;

•  “FOR” Proposal No. 2 — the ratification of the appointment of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

1847 Goedeker Inc.	3	2021 Proxy Statement

•  “FOR” Proposal No. 3 — the approval of the Charter Amendment; and

•  “FOR” Proposal No. 4 — the approval of the Plan Amendment.

We describe each Proposal and the Board’s reason for its recommendation with respect to each Proposal on pages 8, 12, 14 and 16 and elsewhere in this Proxy Statement.

How do I vote?

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with the transfer agent for our common stock, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the Annual Meeting by mail, telephone or internet. The Proxy Card accompanying this Proxy Statement will provide information regarding internet and telephone voting.

If you have any questions or require assistance in submitting a proxy for your shares, please call Morrow Sodali at (800) 662-5200 (toll free for stockholders) or (203) 658-9400 (call collect for banks and brokers).

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting via the Internet. However, because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid “Legal Proxy” from your broker or other agent. Please follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a Legal Proxy. If you hold your shares in “street name,” please instruct your bank, broker, trust or other nominee how to vote your shares using the Voting Instruction Form provided by your bank, broker, trust or other nominee so that your vote can be counted. The Voting Instruction Form provided by your bank, broker or other nominee may also include information about how to submit your voting instructions over the Internet or by telephone, if such options are available. The Voting Instruction Form accompanying this Proxy Statement will provide information regarding internet and telephone voting.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can only vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, custodian, nominee or other record holder of common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

1847 Goedeker Inc.	4	2021 Proxy Statement

Which ballot measures are considered “routine” or “non-routine?”

The New York Stock Exchange (“NYSE”) rules determine whether proposals are routine or non-routine. If a proposal is routine, a broker holding shares for an owner in street name may vote on the proposal without voting instructions. The ratification of the appointment of Friedman LLP as our independent registered public accounting firm for the year ending December 31, 2021 (Proposal No. 2) is considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 2. The election of directors (Proposal No. 1), the approval of the Charter Amendment (Proposal No. 3) and the approval of the Plan Amendment (Proposal No. 4) are considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposals 1, 3 and 4.

How many votes do I have?

On each matter to be voted upon, you have one (1) vote for each share of common stock you own as of the Record Date.

How will my shares be voted?

Stockholders of record as of the close of business on the Record Date are entitled to one (1) vote for each share of common stock held on each matter to be voted upon at the Annual Meeting. All shares entitled to vote and represented by properly submitted proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. Where a choice has been specified on the Proxy Card or Voting Instruction Form with respect to the Proposals, the shares represented by the Proxy Card or Voting Instruction Form will be voted as you specify. If you return a validly executed Proxy Card or Voting Instruction Form without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted: “FOR” the election of the Board nominees set forth on the Proxy Card (Proposal No. 1); “FOR” Proposal No. 2; “FOR” Proposal No. 3 and “FOR” Proposal No. 4.

How many votes are needed to approve the Proposals?

With respect to Proposal No. 1, directors will be elected by a plurality of the votes of the shares of our common stock present or represented by proxy at the Annual Meeting and entitled to vote on the election of directors, which means that the eight (8) nominees receiving the highest number of affirmative votes will be elected. A broker non-vote or a properly executed proxy marked “Abstain” with respect to the election of a director will not be voted with respect to such director. A properly executed proxy marked “Abstain” with respect to the election of a director will be counted for purposes of determining whether there is a quorum. A broker non-vote will not be counted for purposes of determining whether there is a quorum.

With respect to Proposal No. 2, the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting is required for approval. Abstentions will have the same effect as a vote “Against” this Proposal, and shares underlying broker non-votes will not be counted as entitled to vote, and, therefore broker non-votes will have no effect on the result of the vote.

With respect to Proposal No. 3, the affirmative vote of a majority of the outstanding shares of our common stock is required for approval. Abstentions and broker non-votes have the same effect as a vote “Against” this Proposal.

With respect to Proposal No. 4, the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting is required for approval. Abstentions will have the same effect as a vote “Against” this Proposal, and shares underlying broker non-votes will not be counted as entitled to vote, and, therefore broker non-votes will have no effect on the result of the vote.

1847 Goedeker Inc.	5	2021 Proxy Statement

What happens if I do not specify how I want my shares voted? What is discretionary voting?

As a stockholder of record, if you properly complete, sign, date and return a Proxy Card or Voting Instruction Form or Voting Instruction Form, your shares of common stock will be voted as you specify. However, if you submit a signed Proxy Card or Voting Instruction Form or submit your proxy by telephone or Internet and do not specify how you want your shares voted, the persons named as proxies will vote your shares: “FOR” the election of the Board nominees set forth on the Proxy Card or Voting Instruction Form (Proposal No. 1); “FOR” Proposal No. 2; “FOR” Proposal No. 3 and “FOR” Proposal No. 4.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid Annual Meeting. On the Record Date, there were 106,387,332 shares of common stock outstanding and entitled to vote. A quorum will be present if stockholders holding a majority of the shares of common stock entitled to vote are present at the Annual Meeting or represented by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy or vote at the Annual Meeting via the Internet. Abstentions will be counted towards the quorum requirement. However, broker non-votes will not be counted towards the quorum requirement. If there is no quorum, either the chairperson of the Annual Meeting or a majority of the shares present or represented by proxy at the Annual Meeting, may adjourn the Annual Meeting to another time or place.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials from the Company, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must vote pursuant to the instructions on each Proxy Card or Voting Instruction Form from the Company.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•  You may submit another properly completed proxy with a later date over the Internet, by telephone or mobile device or by mail.

•  You may send a written notice that you are revoking your proxy to us at 1847 Goedeker Inc., 3817 Millstone Parkway, St. Charles, MO 63301, Attention: Secretary.

•  You may attend the Annual Meeting via the Internet and vote online. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by them.

How can I find out the results of the voting at the Annual Meeting?

Voting results will be announced by the filing of a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.

1847 Goedeker Inc.	6	2021 Proxy Statement

When are stockholder proposals due for the 2022 Annual Meeting of Stockholders?

If you are interested in submitting a proposal for potential inclusion in the proxy statement for our 2022 Annual Meeting of Stockholders, you must follow the procedures outlined in Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be eligible for inclusion in the proxy statement, we must receive your stockholder proposal or information about your proposed director candidate at the address noted below no later than September 22, 2022.

If you wish to present a proposal at the 2022 Annual Meeting of Stockholders, but do not wish to have the proposal considered for inclusion in our proxy statement and proxy card, you must also give written notice at the address noted below. We must receive this required notice by September 22, 2022, but no sooner than August 23, 2022.

Any proposals should be sent to us at 1847 Goedeker Inc., 3817 Millstone Parkway, St. Charles, MO 63301, Attention: Secretary.

Who will pay for the solicitation of proxies?

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this Proxy Statement, the Proxy Card, the Notice and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of our common stock in their names that are beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or staff members. Other than the persons described in this Proxy Statement, no general class of employee of the Company will be employed to solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. No additional compensation will be paid to our directors, officers or staff members for such services. We have retained Morrow Sodali to act as a proxy solicitor in conjunction with the Annual Meeting. We have agreed to pay Morrow Sodali up to $150,000 plus reasonable out-of-pocket expenses for proxy solicitation services. Morrow Sodali expects that approximately 30 of its employees will assist in the solicitation. The parties’ engagement letter contains confidentiality, indemnification and other provisions that we believe are customary for this type of engagement.

Whom should I call if I have questions about the Annual Meeting?

Morrow Sodali is assisting us with our effort to solicit proxies. If you have any questions concerning the business to be conducted at the Annual Meeting, would like additional copies of this Proxy Statement or need help submitting a proxy for your shares, please contact Morrow Sodali:

509 Madison Avenue Suite 1206
New York, NY 10022
Stockholders Call Toll Free: (800) 662-5200
Banks and Brokers Call Collect: (203) 658-9400
Email: GOED@investor.morrowsodali.com

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL No. 1, “FOR” PROPOSAL No. 2, “FOR” PROPOSAL No. 3 AND “FOR” PROPOSAL No. 4, USING THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM.

1847 Goedeker Inc.	7	2021 Proxy Statement

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Our Board is currently comprised of eight (8) individuals. Unless the Board determines that vacancies on the Board (including vacancies created by increases in the number of directors) shall be filled by the stockholders, and except as otherwise provided by law, vacancies on the Board may be filled only by the affirmative vote of a majority of the directors then in office, although than a quorum, or by a sole remaining director.

The individuals below have been nominated to serve as directors and have each agreed to stand for re-election. Proxies cannot be voted for a greater number of persons than the number of nominees named. Each director elected will hold office from the date of their election by the stockholders until the subsequent annual meeting of stockholders or until their successor is elected and has been qualified, or until such director’s earlier death, resignation or removal.

Shares represented by executed proxies will be voted, unless abstained, for the election of the eight (8) nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

The Board unanimously recommends that stockholders vote “FOR” each of the director nominees named below.

The following table sets forth our directors, all of whom are currently standing for re-election, and their respective ages as of the Record Date:

Name	Age	Position(s)
Ellery W. Roberts	51	Executive Chairman
Albert Fouerti	42	Chief Executive Officer and Director
Ellette A. Anderson	45	Director
Clark R. Crosnoe	53	Director
Glyn C. Milburn	50	Director
G. Alan Shaw	58	Director
Alan P. Shor	62	Director
Edward J. Tobin	64	Director

1847 Goedeker Inc.	8	2021 Proxy Statement

Set forth below is biographical information for each nominee. The following includes certain information regarding our directors’ individual experience, qualifications, attributes and skills that led the Board to conclude that they should serve as directors.

ELLERY W. ROBERTS
Director since: January 2019 Chairman of the Board

Mr. Roberts has served as the Chairman of our Board since our inception. Mr. Roberts brings over 20 years of private equity investing experience to the Company. Mr. Roberts has been the Chairman, Chief Executive Officer, President and Chief Financial Officer of 1847 Holdings LLC since its inception on January 22, 2013 and is also the sole manager of 1847 Partners LLC, our manager. Mr. Roberts has also been a director of Western Capital Resources, Inc., a public company, since May 2010. In July 2011, Mr. Roberts formed The 1847 Companies LLC, a company that is no longer active, where he began investing his own personal capital and capital of high net worth individuals in select transactions. Prior to forming The 1847 Companies LLC, Mr. Roberts was the co-founder and was co-managing principal from October 2009 to June 2011 of RW Capital Partners LLC, the recipient of a “Green Light” letter from the United States Small Business Administration permitting RW Capital Partners LLC to raise capital in pursuit of the Small Business Investment Company license with the preliminary support of the Small Business Administration. Mr. Roberts was a founding member of Parallel Investment Partners, LP (formerly SKM Growth Investors, LP), a Dallas-based private equity fund focused on re-capitalizations, buyouts and growth capital investments in lower middle market companies throughout the United States. Previously, Mr. Roberts served as Principal with Lazard Group LLC, a Senior Financial Analyst at Colony Capital, Inc., and a Financial Analyst with the Corporate Finance Division of Smith Barney Inc. (now known as Morgan Stanley Smith Barney LLC). Mr. Roberts received his B.A. degree in English from Stanford University. We believe Mr. Roberts is qualified to serve on our Board due to his extensive investment experience.

ALBERT FOUERTI
Director since: June 2021 Chief Executive Officer and Director

Mr. Fouerti has served as our Chief Executive Officer since August 2021 and as the President of our subsidiary Appliances Connection Inc. (“ACI”) and a director since June 2021. He has served as the President of ACI’s various subsidiaries (collectively, “Appliances Connection”) since 1999. With over 20 years of experience in retail, he has made Appliances Connection into a household name for kitchen appliances. With ACI’s subsidiary 1 Stop Electronics Center, Inc. starting out as a small camera and computer shop in Great Neck, NY, Mr. Fouerti was a pioneer for online shopping. Driven by technology, he entered the appliance business in 2008, and has contributed in taking the appliance industry into to the digital age. Along with his brother, Elie Fouerti, they developed a process of delivering bulky items across the United States. We believe Mr. Fouerti is qualified to serve as a member of our Board because of his extensive experience building and leading the Appliances Connection business from its founding and his insight into our industry and business as Appliances Connection’s co-founder and President.

ELLETTE A. ANDERSON
Director since: July 2020 Independent Director

Ms. Anderson has served on our Board since July 2020. In 2013, Ms. Anderson founded Griffin Archer LLC, a full-service advertising agency that offers a comprehensive range of services addressing both the traditional and digital marking aspects of business. As the Chief Executive Officer of Griffin Archer, Ms. Anderson is responsible for overseeing new business acquisitions, strategic planning, and creative direction for their entire client portfolio. From April 2004 to August 2013, she served as a Writer and Associate Creative Director at Carmichael Lynch Advertising in Minneapolis where she received multiple industry awards for her creative work on several iconic brands. She holds a B.A. degree in English Literature from the University of Kansas. We believe Ms. Anderson is qualified to serve on our Board due to her deep experience in the advertising and marketing industry.

1847 Goedeker Inc.	9	2021 Proxy Statement

CLARK R. CROSNOE
Director since: July 2020 Independent Director

Mr. Crosnoe has served on our Board since July 2020. In 2009, Mr. Crosnoe founded CRC Capital LLC, a registered investment advisor and manager of the CRC Investment Fund LP, a private investment partnership focused on publicly-traded equity securities. As managing member of CRC Capital LLC, Mr. Crosnoe is responsible for strategy, oversight and the day-to-day investment decisions of the fund. The portfolio typically includes investments in the consumer, financial, healthcare, industrial and energy sectors. In 1999, Mr. Crosnoe was a founding employee of Parallel Investment Partners where he was named partner in 2003. As a partner, he was responsible for sourcing, evaluating, structuring, executing and monitoring investments, and also dedicated a substantial portion of his time to marketing activities for the firm. Mr. Crosnoe began his career in investment banking at Wasserstein Perella & Co. and also gained valuable experience at multi-billion dollar hedge fund HBK Investments. Mr. Crosnoe holds undergraduate degrees from the University of Texas at Austin and earned an MBA from Harvard Business School in 1996. We believe Mr. Crosnoe is qualified to serve on our Board due to his approximately 24 years of private and public investment and advisory experience.

GLYN C. MILBURN
Director since: July 2020 Independent Director

Mr. Milburn has served on our Board since July 2020. Since February 2016, Mr. Milburn has served as a Partner at Jimmy Blackman & Associates, a full-service Government and Public Affairs firm, where he is responsible for business strategy, client management, communications and campaign management for a client portfolio comprised of large public safety labor unions, banking/finance companies, and hotel operators across the State of California. From April 2013 to January 2016, Mr. Milburn served as a Special Assistant in the City of Los Angeles where he held two positions in the City of Los Angeles, one in the Office of Los Angeles Mayor Eric Garcetti’s Office of Economic Development and another in the Office of Los Angeles Councilman Dennis Zine. From August 2012 to March 2013, Mr. Milburn co-Founded Provident Investment Advisors LLC, a special investment vehicle for energy, technology and healthcare ventures, where he served as Managing Member. Mr. Milburn holds a B.A. degree in Public Policy from Stanford University. We believe Mr. Milburn is qualified to serve on our Board due to his valuable background in policy development, regulatory and strategic planning experience.

G. ALAN SHAW
Director since: October 2021 Independent Director

Mr. Shaw was appointed to our Board on October 17, 2021. Mr. Shaw brings expansive appliance industry knowledge and valuable supplier relationships to our Board. He has been a leader in the industry for more than twenty years, beginning his career with Whirlpool and finishing it as the Chief Executive Officer of Electrolux’s North American business, a position he held from January 2016 until his retirement in January 2020. He has held President and c-level positions with several North American-based durable goods companies since 2003, including Char-Broil and Husqvarna Group. He holds a B.S. degree in Economics and Political Science from the University of Idaho and an MBA in Marketing from Indiana University. We believe Mr. Shaw is qualified to serve on our Board due to his extensive appliance industry and executive leadership experience.

1847 Goedeker Inc.	10	2021 Proxy Statement

ALAN P. SHOR
Director since: June 2021 Independent Director

Mr. Shor has served on our Board since June 2021. Mr. Shor is a co-founder of The Retail Connection, L.P., a retail real estate company, and has served as its President and Co-Chairman of the Board of Directors since its launch in January 2004. Mr. Shor is deeply involved in the strategic direction and day-to-day operations of the company and also leads its investment and merchant banking business. He has served as an operating partner with leading private equity firms which have deep experience in consumer and multi-unit based investments. He is an investor in and a board member of four high-growth retail chains: Diamonds Direct (since 2015), WSS (since 2016), Neighborhood Goods (since 2018) and Obsession Fragrance (since 2019). Prior to launching The Retail Connection, Mr. Shor served as President, Chief Operating Officer and a member of the Board of Zale Corporation, a publicly-held specialty retailer of fine jewelry. Prior to joining Zale, he spent 12 years with Troutman Sanders, an international law firm, where he built a strong track record of advising senior management teams of Fortune 1000 companies. Mr. Shor is also active in a number of professional and charitable organizations. Mr. Shor graduated with honors from both the University of Georgia and University of Georgia School of Law. We believe Mr. Shor is qualified to serve on our Board due to his valuable background in the retail and investment industries.

EDWARD J. TOBIN
Director since: April 2020 Independent Director

Mr. Tobin has served on our Board since April 2020. Mr. Tobin has served as Managing Director of 1847 Partners LLC, our manager, since January 2014. From 1997 until November 2014, Mr. Tobin was a Director of Global Emerging Markets North America, Inc., where he managed Special Situations and Venture investing. In this role, he oversaw structured finance transactions in industries such as clean tech, media, telecommunications, manufacturing, real estate and life sciences. Prior to that, Mr. Tobin was Managing Director of Lincklaen Partners, a private family investment office. Previously, he had been a portfolio manager with Neuberger and Berman and a Vice President of Nordberg Capital, Inc. Mr. Tobin received his MBA from the Wharton School, as well as a Master of Science in Engineering and a Bachelor of Science in Economics from the University of Pennsylvania. We believe Mr. Tobin is qualified to serve on our Board due to his extensive investment experience.

Directors are elected by the affirmative vote of a plurality of the votes cast at the Annual Meeting. The eight (8) nominees receiving the most “FOR” votes among votes properly cast in person or by proxy will be elected to the Board as directors. You may vote “FOR” or “ABSTAIN” on each of the nominees for election as director. Shares represented by a properly submitted Proxy Card will be voted on Proposal No. 1 “FOR” the election of the nominees named herein to the Board at the Annual Meeting, unless otherwise marked. A broker non-vote or a properly executed proxy marked “ABSTAIN” with respect to the election of a director will not be voted with respect to such director. A properly executed proxy marked “ABSTAIN” with respect to the election of a director will be counted for purposes of determining whether there is a quorum. A broker non-vote will not be counted for purposes of determining whether there is a quorum.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NAMED NOMINEE LISTED ON THE PROXY CARD OR VOTING INSTRUCTION FORM TO SERVE ON OUR BOARD

1847 Goedeker Inc.	11	2021 Proxy Statement

PROPOSAL NO. 2 - RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of our Board has engaged Friedman LLP as our independent registered public accounting firm for the year ending December 31, 2021, and is seeking ratification of such selection by our stockholders at the Annual Meeting. Friedman LLP has audited our financial statements since the year ended December 31, 2020. Representatives of Friedman LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Friedman LLP as our independent registered public accounting firm. However, the audit committee is submitting the selection of Friedman LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain Friedman LLP. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the company and our stockholders.

Change of Independent Registered Public Accounting Firm

On December 9, 2020, we dismissed our prior independent registered public accounting firm, Sadler, Gibb & Associates, LLC, and engaged Friedman LLP. The dismissal of Sadler, Gibb & Associates, LLC and engagement of Friedman was approved by the audit committee.

The audit reports of Sadler, Gibb & Associates, LLC on our financial statements for the period from April 6, 2019 through December 31, 2019 and for our predecessor Goedeker Television Co. for the year ended December 31, 2018 and for the period from January 1, 2019 through April 5, 2019 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2019 and 2018 and the subsequent interim period through December 9, 2020, there were no (i) disagreements with Sadler, Gibb & Associates, LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to its satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports, or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended December 31, 2019 and 2018 and the subsequent interim period through December 9, 2020, neither the Company nor anyone on its behalf has consulted with Friedman LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that Friedman concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” as such terms are defined in Regulation S-K Item 304(a)(1)(iv) and (v), respectively.

Principal Accountant Fees and Services

The following is a summary of the fees billed to us for professional services rendered for the fiscal years ended December 31, 2020 and 2019:

	Year Ended December 31,
	2020	2019
Audit Fees	$249,674	$379,500
Audit-Related Fees	317,000	150,000
Tax Fees	-	-
All Other Fees	-	-
TOTAL	$566,674	$529,500

1847 Goedeker Inc.	12	2021 Proxy Statement

“Audit Fees” consisted of fees billed for professional services rendered by the principal accountant for the audit of our annual consolidated financial statements and review of the consolidated financial statements included in our Form 10-K and 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. Total audit fees for the year ended December 31, 2020 was $200,000 for Friedman LLP and $49,674 for Sadler, Gibb & Associates, LLC. Total audit fees for the year ended December 31, 2019 was $300,000 for Friedman LLP and $79,500 for Sadler, Gibb & Associates, LLC.

“Audit-Related Fees” consisted of fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit or review of our financial statements and are not reported under the paragraph captioned “Audit Fees” above. Total audit fees related for the year ended December 31, 2020 was $125,000 for Friedman LLP and $192,000 for Sadler, Gibb & Associates, LLC. Total audit fees related for the year ended December 31, 2019 was $150,000 for Friedman LLP and $0 for Sadler, Gibb & Associates, LLC.

“Tax Fees” consisted of fees billed for professional services rendered by the principal accountant for tax returns preparation.

“All Other Fees” consisted of fees billed for products and services provided by the principal accountant, other than the services reported above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee charter provides that the audit committee must pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval would generally be requested annually, with any pre-approval detailed as to the particular service, which must be classified in one of the four categories of services listed above. The audit committee may also, on a case-by-case basis, pre-approve particular services that are not contained in the annual pre-approval request. In connection with this pre-approval policy, the audit committee also considers whether the categories of pre-approved services are consistent with the rules on accountant independence of the SEC and the Public Company Accounting Oversight Board, or the PCAOB. The audit committee has pre-approved all services performed since our policy on pre-approval of audit and non-audit services was adopted.

In order for Proposal No. 2 to be approved, holders of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote must vote “FOR” Proposal No. 2. You may vote “FOR”, “AGAINST” or “ABSTAIN” on Proposal No. 2. Abstentions will have the same effect as a vote “AGAINST” this Proposal. Shares underlying broker non-votes are not entitled to vote at the Annual Meeting, and, therefore broker non-votes will have no effect on the result of the vote, and they will not be considered present for the purpose of determining the presence of a quorum.

THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 2

1847 Goedeker Inc.	13	2021 Proxy Statement

PROPOSAL NO. 3 - CHARTER AMENDMENT

Overview

On November 2, 2021, our Board approved an amendment to our amended and restated certificate of incorporation (the “Certificate of Incorporation”) to increase the number of shares of common stock that we are authorized to issue from 200,000,000 shares to 250,000,000 shares. A copy of the proposed amendment is attached hereto as Annex A.

The Charter Amendment will become effective upon filing with the Delaware Secretary of State’s Office, which will occur promptly following the Annual Meeting if this Proposal No. 3 is approved at the Annual Meeting.

Reasons for the Charter Amendment

The primary purpose of the Charter Amendment is to replenish the pool of available shares for our future issuance. Our current Certificate of Incorporation authorizes the Company to issue 200,000,000 shares of common stock. Prior to our acquisition of Appliances Connection and concurrent public offering in May 2021, we had approximately 192.4 million shares of common stock available for future issuances. In connection with these transactions, we issued 99,007,084 shares of common stock and warrants for the purchase of 93,111,111, significantly reducing this pool of available shares.

As of the Record Date, there were 106,387,332 shares of common stock issued and outstanding. We have also reserved 92,514,423 shares of common stock for issuance under outstanding warrants, 519,539 shares of common stock for issuance under outstanding options granted under the 2020 Plan and 480,461 additional shares of common stock under the 2020 Plan, which we plan to increase as described in Proposal No. 4. As a result, we have only 98,245 shares available for future issuance.

We believe that the Charter Amendment will provide us with increased flexibility in meeting future corporate needs and requirements by providing additional authorized shares of common stock, which will be available for issuance from time to time as determined by the Board for any proper corporate purpose, without the expense and delay associated with a special stockholders’ meeting, except where required by applicable rules, regulations and laws. However, we have no current plans to issue additional common stock at this time, except in connection with future grants under the 2020 Plan, the limit of which will be 10,046,861 additional shares if stockholders approve Proposal No. 4 at the Annual Meeting (or in connection with potential issuances of shares upon exercise of currently outstanding options and warrants).

Possible Effects of the Amendments to our Current Charter

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device.

The proposed increase in the authorized number of shares of our common stock could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of us more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of us, even if the persons seeking to obtain control offers an above-market premium that is favored by a majority of the independent stockholders. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. We have no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. This proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

Our stockholders should recognize that, as a result of this proposal, they will own a fewer percentage of shares with respect to our total authorized shares than they presently own and will be diluted as a result of any issuance of shares by us in the future.

1847 Goedeker Inc.	14	2021 Proxy Statement

There are currently no specific plans, arrangements, commitments or understandings for the issuance of the additional shares of common stock which are proposed to be authorized (except with respect to the proposed amendment to the 2020 Plan as described in Proposal No. 4).

No Dissenters’ Rights

Under Delaware law, holders of our common stock are not entitled to dissenter’s rights of appraisal with respect to the approval of this Proposal No. 3.

Vote Required

In order for Proposal No. 3 to be approved, holders of a majority of the outstanding shares of our common stock must vote “FOR” Proposal No. 3. You may vote “FOR”, “AGAINST” or “ABSTAIN” on Proposal No. 3. Shares represented by a properly submitted Proxy Card will be voted “FOR” Proposal No. 3 unless otherwise marked. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” this Proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 3

1847 Goedeker Inc.	15	2021 Proxy Statement

PROPOSAL NO. 4 - PLAN AMENDMENT

Overview

We are asking our stockholders to approve an amendment of the 2020 Plan. The purpose of the 2020 Plan is to grant restricted stock, stock options and other forms of incentive compensation to our officers, employees, directors and consultants.

The 2020 Plan was first adopted by the Board and approved by our stockholders on April 21, 2020 and became effective on July 30, 2020. On April 9, 2021, the Board and our stockholders approved an amendment of the 2020 Plan, which became effective on May 13, 2021. On November 2, 2021, the Board approved a second amendment of the 2020 Plan, subject to the requisite approval of our stockholders at the Annual Meeting and effective upon such approval. We are seeking stockholder approval of this amendment in order to:

•  increase the number of shares of our common stock authorized for issuance under the 2020 Plan from 1,000,000 shares to 11,000,000 shares; and

•  eliminate the fungible share counting provision for new awards, so that each share underlying new awards, regardless of type, will reduce the available number of shares of common stock under the 2020 Plan by one share and all shares underlying forfeited, expired or terminated awards granted on or after the effective date of the amendment will be returned to the share reserve in the same manner.

A copy of the proposed amendment is attached hereto as Annex B.

Background for Proposed Increase in Share Reserve and Removal of Fungible Share Counting Provision

We are seeking stockholder approval of the amendment of the 2020 Plan to increase the number of shares of common stock reserved under the 2020 Plan from 1,000,000 shares to 11,000,000 shares and remove the fungible share counting provision contained in the 2020 Plan, under which shares of our common stock subject to “full value” awards (i.e., awards other than stock options and stock appreciation rights) are counted against the 2020 Plan’s share reserve as two shares for every one share of common stock underlying the award.

As of the Record Date, we have issued 216,800 restricted shares and have options for the purchase of 519,539 shares outstanding under the 2020 Plan. Therefore, as a result of the fungible share counting provision, we have only 46,861 shares available for future awards under the 2020 Plan. We view the use of equity compensation as essential to attract, retain, motivate and reward key employees, directors and consultants as well as to align their interests with those of our stockholders. With the removal of the fungible share counting provision, and the proposed addition of 10,000,000 shares, the total number of shares of common stock that would remain available for new awards under the amended 2020 Plan, subject to stockholder approval, would be approximately 10,046,861 shares (plus any shares returned to the share reserve due to forfeited or canceled awards, etc.).

Various factors have contributed to the depletion of the share reserve under the 2020 Plan sooner than expected. These factors include our stock price and volatility, new hire equity grants, and the use of the fungible share counting provision that reduces the share reserve by two shares for each share subject to a full value award. In addition, following our initial public offering in August 2020, our compensation philosophy has evolved to include a broader group of high performing employees receiving bonus compensation in the form of equity-based awards, thereby linking the interests of a greater number of employees with those of our stockholders.

We believe that the 2020 Plan helps to strengthen the incentive for participants to achieve the objectives of the Company and its stockholders and contribute to our growth and success. The Company has a standing practice of linking employee compensation to corporate performance because we believe this increases employee motivation to improve profitability and stockholder value. We believe these additional shares are necessary to further our goals and to sustain equity compensation as an integral component of our compensation philosophy. In addition, the grant of equity awards as a form of compensation helps to allow us to manage cash resources.

1847 Goedeker Inc.	16	2021 Proxy Statement

As amended, the 2020 Plan would remove the two-for-one fungible share counting provision for new awards. This means that all awards granted under the amended 2020 Plan would be counted against the 2020 Plan’s share limit as one share for every share underlying the award. Given that the Company’s current practice generally is to grant full value awards, we do not believe that continuing to include the fungible share counting provision is necessary. Because the two-for-one formula was in place with respect to previously granted awards, any forfeitures, cancellations or other terminations of a full value award granted prior to approval of the amendment at the Annual Meeting would be returned back to the 2020 Plan’s share reserve as two shares for every one share underlying the award to reflect the fungible share counting formula in place at the time the award was granted.

If our stockholders approve the amendment, we anticipate that the shares of common stock that will be available for new awards under the 2016 Plan will provide the Company with flexibility to continue to grant equity awards for approximately two to three years. However, this is only an estimate based on current circumstances and a number of variables could result in a shorter or longer period, such as our stock price, the number of employees receiving awards, future hiring activity, the extent to which vesting conditions for awards are satisfied, changes in how we approached the balance between cash and equity-based compensation, and other changes in our compensation strategy and equity grant practices.

We believe that the use of equity compensation continues to be a critical and powerful tool to compete for and attract, retain and motivate talented employees. If the amendment of the 2020 Plan is not approved by our stockholders, there will be no shares under the 2020 Plan for equity awards in the coming years which we anticipate would materially affect our ability to attract and retain highly qualified individuals and place us at a considerable disadvantage.

Significant Features of the Plan

The following is a summary of the 2020 Plan with the amendment submitted for stockholder approval. The summary describes the principal features of the 2020 Plan, but it is qualified in its entirety by reference to the full text of the 2020 Plan.

Awards that may be granted include: (a) incentive stock options, (b) non-qualified stock options, (c) stock appreciation rights, (d) restricted awards, (e) performance share awards, and (f) performance compensation awards. These awards offer our officers, employees, consultants and directors the possibility of future value, depending on the long-term price appreciation of our common stock and the award holder’s continuing service with the Company.

Stock options give the option holder the right to acquire from us a designated number of shares of common stock at a purchase price that is fixed upon the grant of the option. The exercise price will not be less than the market price of the common stock on the date of grant. Stock options granted may be either tax-qualified stock options (so-called “incentive stock options”) or non-qualified stock options.

Stock appreciation rights (“SARs”) which may be granted alone or in tandem with options, have an economic value similar to that of options. When a SAR for a particular number of shares is exercised, the holder receives a payment equal to the difference between the market price of the shares on the date of exercise and the exercise price of the shares under the SAR. Again, the exercise price for SARs normally is the market price of the shares on the date the SAR is granted. Under the 2020 Plan, holders of SARs may receive this payment – the appreciation value – either in cash or shares of common stock valued at the fair market value on the date of exercise. The form of payment will be determined by us.

Restricted shares are shares of common stock awarded to participants at no cost. Restricted shares can take the form of awards of restricted stock, which represent issued and outstanding shares of our common stock subject to vesting criteria, or restricted stock units, which represent the right to receive shares of our common stock subject to satisfaction of the vesting criteria. Restricted shares are forfeitable and non-transferable until the shares vest. The vesting date or dates and other conditions for vesting are established when the shares are awarded.

The 2020 Plan also provides for performance compensation awards, representing the right to receive a payment, which may be in the form of cash, shares of common stock, or a combination, based on the attainment of pre-established goals.

1847 Goedeker Inc.	17	2021 Proxy Statement

All of the permissible types of awards under the 2020 Plan are described in more detail as follows:

Purposes of 2020 Plan: The purposes of the 2020 Plan are to attract and retain officers, employees and directors for the Company and its subsidiaries; motivate them by means of appropriate incentives to achieve long-range goals; provide incentive compensation opportunities; and further align their interests with those of our stockholders through compensation that is based on our common stock.

Administration of the 2020 Plan: The 2020 Plan is administered by our compensation committee (the “Administrator”). Among other things, the Administrator has the authority to select persons who will receive awards, determine the types of awards and the number of shares to be covered by awards, and to establish the terms, conditions, performance criteria, restrictions and other provisions of awards. The Administrator has authority to establish, amend and rescind rules and regulations relating to the 2020 Plan.

Eligible Recipients: Persons eligible to receive awards under the 2020 Plan will be those officers, employees, consultants, and directors of the Company and its subsidiaries who are selected by the Administrator.

Shares Available Under the 2020 Plan: If stockholders approve this Proposal 4 at the Annual Meeting, the maximum number of shares of our common stock that may be delivered to participants under the 2020 Plan will be increased from 1,000,000 to 11,000,000 shares, subject to adjustment for certain corporate changes affecting the shares, such as stock splits.

The 2020 Plan currently includes a fungible share counting provision under which the share reserve is reduced by one share for each share subject to options or SARs, and by two shares for each share subject to all other stock awards. If stockholders approve this Proposal 4 at the Annual Meeting, the amended 2020 Plan will remove the fungible share counting provision for purposes of new awards so that the share reserve will be reduced by one share for each share subject to a stock award, regardless of the type of award.

Shares of common stock covered by awards that expire, lapse or are forfeited, repurchased, canceled, or otherwise terminated without the delivery of the full number of covered shares generally will be available for further awards under the 2020 Plan to the extent of such expiration, forfeiture, cancellation, etc. If stockholders approve this Proposal 4 at the Annual Meeting, the number of shares that again become available for awards under the 2020 Plan will be added back to the share reserve on a one-for-one basis, except that shares of common stock subject to awards granted under the 2020 Plan prior to approval at the Annual Meeting (other than stock options or stock appreciation rights) will be added back as two shares for each share subject to such stock award. Shares subject to an award that is settled in cash will not again be made available for grants under the 2020 Plan.

Stock Options:

General. Subject to the provisions of the 2020 Plan, the Administrator has the authority to determine all grants of stock options. That determination will include: (i) the number of shares subject to any option; (ii) the exercise price per share; (iii) the expiration date of the option; (iv) the manner, time and date of permitted exercise; (v) other restrictions, if any, on the option or the shares underlying the option; and (vi) any other terms and conditions as the Administrator may determine.

Option Price. The exercise price for stock options will be determined at the time of grant. Normally, the exercise price will not be less than the fair market value on the date of grant. As a matter of tax law, the exercise price for any incentive stock option awarded may not be less than the fair market value of the shares on the date of grant. However, incentive stock option grants to any person owning more than 10% of our voting stock must have an exercise price of not less than 110% of the fair market value on the grant date.

Exercise of Options. An option may be exercised only in accordance with the terms and conditions for the option agreement as established by the Administrator at the time of the grant. The option must be exercised by notice to us, accompanied by payment of the exercise price. Payments may be made in cash or, at the option of the Administrator, by actual or constructive delivery of shares of common stock to the holder of the option based upon the fair market value of the shares on the date of exercise.

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Expiration or Termination. Options, if not previously exercised, will expire on the expiration date established by the Administrator at the time of grant. In the case of incentive stock options, such term cannot exceed ten years provided that in the case of holders of more than 10% of our voting stock, such term cannot exceed five years. Options will terminate before their expiration date if the holder’s service with the Company or a subsidiary terminates before the expiration date. The option may remain exercisable for specified periods after certain terminations of employment, including terminations as a result of death, disability or retirement, with the precise period during which the option may be exercised to be established by the Administrator and reflected in the grant evidencing the award.

Incentive and Non-Qualified Options. As described elsewhere in this summary, an incentive stock option is an option that is intended to qualify under certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”), for more favorable tax treatment than applies to non-qualified stock options. Any option that does not qualify as an incentive stock option will be a non-qualified stock option. Under the Code, certain restrictions apply to incentive stock options. For example, the exercise price for incentive stock options may not be less than the fair market value of the shares on the grant date and the term of the option may not exceed ten years. In addition, an incentive stock option may not be transferred, other than by will or the laws of descent and distribution, and is exercisable during the holder’s lifetime only by the holder. In addition, no incentive stock options may be granted to a holder that is first exercisable in a single year if that option, together with all incentive stock options previously granted to the holder that also first become exercisable in that year, relate to shares having an aggregate fair market value in excess of $100,000, measured at the grant date.

Stock Appreciation Rights: Awards of SARs may be granted alone or in tandem with stock options. SARs provide the holder with the right, upon exercise, to receive a payment, in cash or shares of stock, having a value equal to the excess of the fair market value on the exercise date of the shares covered by the award over the exercise price of those shares. Essentially, a holder of a SAR benefits when the market price of the common stock increases, to the same extent that the holder of an option does, but, unlike an option holder, the SAR holder need not pay an exercise price upon exercise of the award.

Stock Awards: Stock awards can also be granted under the 2020 Plan. A stock award is a grant of shares of common stock or of a right to receive shares in the future. These awards will be subject to such conditions, restrictions and contingencies as the Administrator shall determine at the date of grant. Those may include requirements for continuous service and/or the achievement of specified performance goals.

Cash Awards: A cash award is an award that may be in the form of cash or shares of common stock or a combination, based on the attainment of pre-established performance goals and other conditions, restrictions and contingencies identified by the Administrator.

Section 162(m) of the Code: Section 162(m) of the Code limits publicly-held companies to an annual deduction for United States federal income tax purposes of $1.0 million for compensation paid to each of their chief executive officer and their three highest compensated executive officers (other than the chief executive officer) determined at the end of each year, referred to as covered employees.

Performance Criteria: Under the 2020 Plan, one or more performance criteria will be used by the Administrator in establishing performance goals. Any one or more of the performance criteria may be used on an absolute or relative basis to measure the performance of the Company, as the Administrator may deem appropriate, or as compared to the performance of a group of comparable companies, or published or special index that the Administrator deems appropriate. In determining the actual size of an individual performance compensation award, the Administrator may reduce or eliminate the amount of the award through the use of negative discretion if, in its sole judgment, such reduction or elimination is appropriate. The Administrator shall not have the discretion to (i) grant or provide payment in respect of performance compensation awards if the performance goals have not been attained or (ii) increase a performance compensation award above the maximum amount payable under the 2020 Plan.

Other Material Provisions: Awards will be evidenced by a written agreement, in such form as may be approved by the Administrator. In the event of various changes to the capitalization of the Company, such as stock splits, stock dividends and similar re-capitalizations, an appropriate adjustment will be made by the Administrator

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to the number of shares covered by outstanding awards or to the exercise price of such awards. The Administrator is also permitted to include in the written agreement provisions that provide for certain changes in the award in the event of a change of control of the Company, including acceleration of vesting. Except as otherwise determined by the Administrator at the date of grant, awards will not be transferable, other than by will or the laws of descent and distribution. Prior to any award distribution, we are permitted to deduct or withhold amounts sufficient to satisfy any employee withholding tax requirements. Our board also has the authority, at any time, to discontinue the granting of awards. The Board also has the authority to alter or amend the 2020 Plan or any outstanding award or may terminate the 2020 Plan as to further grants, provided that no amendment will, without the approval of our stockholders, to the extent that such approval is required by law or the rules of an applicable exchange, increase the number of shares available under the 2020 Plan, change the persons eligible for awards under the 2020 Plan, extend the time within which awards may be made, or amend the provisions of the 2020 Plan related to amendments. No amendment that would adversely affect any outstanding award made under the 2020 Plan can be made without the consent of the holder of such award.

New Plan Benefits

Future awards, if any, that will be made to eligible persons under the 2020 Plan are subject to the discretion of the Administrator and, therefore, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to our employees, consultants and non-employee directors under the 2020 Plan.

No Dissenters’ Rights

Under Delaware law, holders of our common stock are not entitled to dissenter’s rights of appraisal with respect to the approval of this Proposal No. 4.

Vote Required

In order for Proposal No. 4 to be approved, holders of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote must vote “FOR” Proposal No. 4. You may vote “FOR”, “AGAINST” or “ABSTAIN” on Proposal No. 4. Shares represented by a properly submitted Proxy Card will be voted “FOR” Proposal No. 4 unless otherwise marked. Abstentions have the same effect as a vote “AGAINST” this Proposal. Shares underlying broker non-votes will not be entitled to vote at the Annual Meeting, and therefore broker non-votes will have no effect on the result of the vote, and they will not be considered present for the purpose of determining the presence of a quorum.

THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 4

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CORPORATE GOVERNANCE

Corporate Governance Guidelines

Our Board adopted Corporate Governance Guidelines to ensure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of the company’s stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to Board composition and selection, Board meetings and involvement of senior management, succession planning, and Board committees and compensation. A copy of the Corporate Governance Guidelines may be found on our IR site under the link for “Governance.”

Independence of the Board

Our Board has determined that all of our directors, other than Messrs. Fouerti, Roberts and Tobin, qualify as “independent” directors in accordance with the rules and regulations of NYSE American. Mr. Fouerti is not considered independent because he is an employee of the Company or its subsidiaries and Messrs. Roberts and Tobin are not considered independent because of their affiliation with our manager, 1847 Partners LLC. In making its independence determinations, the Board considered, among other things, relevant transactions between the Company and entities associated with the independent directors, as described under the heading “Certain Relationships and Related Party Transactions,” and determined that none have any relationship with the company or other relationships that would impair the directors’ independence.

Further, the Board has determined that each member of each of the committees of the Board is currently independent in accordance with the rules and regulations of NYSE American and Rule 10a-3(b)(1) under the Exchange Act. There are no family relationships among any of our directors or executive officers.

Leadership Structure

We chose to appoint a separate Chairman of the Board who is not our Chief Executive Officer. Our Board has made this decision based on their belief that a separate Chairman of the Board can act as a balance to the Chief Executive Officer, who also serves as a non-independent director.

Role of Board in Risk Oversight

The Board oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that our business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board’s oversight of the various risks facing the Company. In this regard, our Board seeks to understand and oversee critical business risks. Our Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of our business strategy. Our Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis and to achieve its objectives.

While the Board oversees risk management, company management is charged with managing risk. Management communicates routinely with the Board and individual directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

Our Board administers its risk oversight function as a whole by making risk oversight a matter of collective consideration. Much of this work has been delegated to committees, which will meet regularly and report back to the full Board. The audit committee oversees risks related to our consolidated financial statements, the financial reporting process, accounting and legal matters, the compensation committee evaluates the risks and rewards associated with our compensation philosophy and programs, and the nominating and corporate governance committee evaluates risk associated with management decisions and strategic direction.

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Board Meetings and Committees

Our Board meets on a regular basis during the year. Our Board met three times in 2020 following our initial public offering in August 2020. Each of the incumbent directors attended 75% or more of the aggregate number of meetings of the Board and all committees of the Board on which he or she served held during the period for which he or she was a director in 2020. We have encouraged all of our directors and nominees for director to attend our Annual Meeting; however, attendance is not mandatory.

Our Board has established four standing committees—audit, compensation, nominating and corporate governance and strategic planning—each of which operates under a charter that has been approved by our Board and that satisfies the applicable standards of the SEC and NYSE American. The table below provides current committee composition.

Directors	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Strategic Planning
Ellery W. Roberts
Albert Fouerti
Ellette A. Anderson*
Clark R. Crosnoe*
Glyn C. Milburn*
G. Alan Shaw*
Alan P. Shor*
Edward J. Tobin
Member
Committee Chair
*	Independent Director

The functions performed by these committees are set forth in more detail in their charters, which may be found on our IR site under the link for “Governance”, and are summarized below.

Audit Committee

The audit committee oversees our accounting and financial reporting processes and the audits of the consolidated financial statements of the Company. A copy of its charter may be found on our IR site at https://investor.goedekers.com/governance/governance-documents/.

The audit committee is responsible for, among other things: (i) retaining and overseeing our independent accountants; (ii) assisting the Board in its oversight of the integrity of our consolidated financial statements, the qualifications, independence and performance of our independent auditors and our compliance with legal and regulatory requirements; (iii) reviewing and approving the plan and scope of the internal and external audit; (iv) pre-approving any audit and non-audit services provided by our independent auditors; (v) approving the fees to be paid to our independent auditors; (vi) reviewing with our chief executive officer and chief financial officer and independent auditors the adequacy and effectiveness of our internal controls; (vii) reviewing hedging transactions; and (viii) reviewing and assessing annually the audit committee’s performance and the adequacy of its charter.

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Our Board has determined that each member of the audit committee is an independent director under NYSE American rules and under Rule 10A-3 under the Exchange Act. All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and NYSE American. Our Board has determined that Mr. Crosnoe is an “audit committee financial expert” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable NYSE American rules and regulations. The audit committee met three times in 2020 following our initial public offering in August 2020.

Compensation Committee

The compensation committee assists the Board in reviewing and approving the compensation structure, including all forms of compensation, relating to our directors and executive officers. A copy of its charter may be found on our IR site at https://investor.goedekers.com/governance/governance-documents/.

The compensation committee is responsible for, among other things: (i) reviewing and approving the remuneration of our executive officers; (ii) making recommendations to the Board regarding the compensation of our independent directors; (iii) making recommendations to the Board regarding equity-based and incentive compensation plans, policies and programs; and (iv) reviewing and assessing annually the compensation committee’s performance and the adequacy of its charter.

Our Board has determined that each member of the compensation committee is independent under the applicable rules and regulations of NYSE American, is an outside director within the meaning of Section 162(m) of the Code, and is a “non-employee director” as defined under Rule 16b-3 of the Exchange Act. The compensation committee met once in 2020 following our initial public offering in August 2020.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee assists the Board in selecting individuals qualified to become directors and in determining the composition of the Board and its committees. A copy of its charter may be found on our IR site at https://investor.goedekers.com/governance/governance-documents/.

The nominating and corporate governance committee is responsible for, among other things: (i) identifying and evaluating individuals qualified to become members of the Board by reviewing nominees for election to the board submitted by stockholders and recommending to the Board director nominees for each annual meeting of stockholders and for election to fill any vacancies on the Board; (ii) advising the Board with respect to Board organization, desired qualifications of Board members, the membership, function, operation, structure and composition of committees (including any committee authority to delegate to subcommittees), and self-evaluation and policies; (iii) advising on matters relating to corporate governance and monitoring developments in the law and practice of corporate governance; (iv) overseeing compliance with the our code of ethics; and (v) approving any related party transactions.

Our Board has determined that each member of the nominating and corporate governance committee is an independent director under the applicable rules and regulations of NYSE American. The nominating and corporate governance committee did not meet in 2020.

Strategic Planning Committee

The Strategic Planning Committee focuses on initiatives that enable the Company to continue advancing the integration of the Company following the business combination with Appliances Connection and advising on the best ways to grow market share. The Strategic Planning Committee was formed in August 2021.

Director Nomination Process

The nominating and corporate governance committee’s methods for identifying candidates for election to our Board (other than those proposed by our stockholders, as discussed below) will include the solicitation of ideas for possible candidates from a number of sources—members of our Board, our executives, individuals personally known to the members of our Board, and other research. The nominating and corporate governance committee may also, from time-to-time, retain one or more third-party search firms to identify suitable candidates.

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In making director recommendations, the nominating and corporate governance committee may consider some or all of the following factors: (i) the candidate’s judgment, skill, experience with other organizations of comparable purpose, complexity and size, and subject to similar legal restrictions and oversight; (ii) the interplay of the candidate’s experience with the experience of other Board members; (iii) the extent to which the candidate would be a desirable addition to the Board and any committee thereof; (iv) whether or not the person has any relationships that might impair his or her independence; and (v) the candidate’s ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which we operate.

A stockholder may nominate one or more persons for election as a director at any annual meeting of stockholders if the stockholder complies with the notice and information provisions contained in our Bylaws. Such notice must be in writing to the Company not less than 90 days and not more than 120 days prior to the anniversary date of the preceding year’s annual meeting of stockholders or as otherwise required by requirements of the Exchange Act. As provided in our Bylaws, in the event an annual meeting has not been previously held, such notice must be received not later than the close of business on the 10th day following the date on which public announcement of the date of the annual meeting is first made. In addition, stockholders furnishing such notice must be a holder of record on both (i) the date of delivering such notice and (ii) the record date for the determination of stockholders entitled to vote at such meeting.

Stockholder Communications with the Board

Stockholders and other interested parties may communicate with the Board, or any individual member of the Board, at the following address:

1847 Goedeker Inc.

3817 Millstone Parkway

St. Charles, MO 63301

Attention: Secretary

Communications must state the number of shares owned by the person making the communication, if any. Our Secretary will review and forward such communication to all of the members of the Board or to the individual director(s) to whom the communication is addressed unless the communication is unduly frivolous, hostile, threatening or similarly inappropriate, in which case, our Secretary may disregard the communication in his or her discretion.

Code of Ethics

We have adopted a code of ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. Such code of ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, and reporting of violations of the code.

A copy of the code may be found on our IR site at https://investor.goedekers.com/governance/governance-documents/. We intend to make all required disclosures regarding any amendments to, or waivers from, any provisions of the code at the same location of our website.

Audit Committee Report

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of 1847 Goedeker Inc. under the Securities Act of 1933, as amended, or the Exchange Act.

The primary purpose of the audit committee is to oversee our financial reporting processes on behalf of our Board. The audit committee’s functions are more fully described in its charter, which is available on our IR site under the link for “Governance.” Management has the primary responsibility for our financial statements and reporting processes, including our systems of internal controls. Friedman LLP, our independent registered public

1847 Goedeker Inc.	24	2021 Proxy Statement

accounting firm for fiscal year 2020, is responsible for expressing an opinion on the conformity of our audited financial statements with accounting principles generally accepted in the United States and the effectiveness of our internal control over financial reporting.

The audit committee is also responsible for appointment, compensation, retention and oversight of the work of the independent auditor, including pre-approving any audit and non-audit service provided to the company by the independent auditor, periodically reviewing and evaluating the performance of the lead audit partner, as well as reviewing and considering the selection of the lead audit partner. The audit committee also periodically considers whether there should be a rotation of our independent registered public accounting firm. In addition to Friedman LLP’s independence from the Company and management, the audit committee also considers several other factors in deciding whether to re-engage Friedman LLP, including: the quality of its staff, work and quality control; its policies related to independence; its global reach; and its capability and expertise to perform an audit of our financial statements and internal control over financial reporting, given the breadth and complexity of its business and global footprint.

In fulfilling its oversight responsibilities, the audit committee reviewed with management and Friedman LLP the audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020.

The audit committee also discussed with Friedman LLP the matters that are required to be discussed by the PCAOB, as adopted in Auditing Standard No. 1301, Communications with Audit Committees. Friedman LLP has also provided the audit committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and the audit committee has discussed with Friedman LLP that firm’s independence. The audit committee has concluded that Friedman LLP’s provision of audit and non-audit services to the Company and its affiliates is compatible with Friedman LLP’s independence. Finally, the audit committee discussed with Friedman LLP, with and without management present, the scope and results of Friedman LLP’s audit of such financial statements.

Based on these reviews and discussions, the audit committee has recommended to our Board that such audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the SEC. The audit committee also has engaged Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 and is seeking ratification of such selection by the stockholders.

Members of the audit & risk oversight committee at the time of the filing of the Annual Report who approved this report:

Clark R. Crosnoe

Glyn C. Milburn

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EXECUTIVE OFFICERS

The following table sets forth our executive officers and their respective ages and positions with us.

Name	Age	Position(s)
Ellery W. Roberts	41	Executive Chairman
Albert Fouerti	42	Chief Executive Officer and Director
Maria Johnson	48	Chief Financial Officer
Robert D. Barry	77	Chief Accounting Officer
Elie Fouerti	43	Vice President of Appliances Connection

Each of Messrs. Roberts and Albert Fouerti also serve on our Board and their biographical information can be found above under the heading “Proposal No. 1 - Election of Directors”. The biographical information for our other executive officers is set forth below.

Maria Johnson. Ms. Johnson has served as our Chief Financial Officer since July 2021. She is an accomplished finance executive with over 20 years of professional experience spanning across various industries and areas of expertise, including business strategy, finance transformation, financial planning and analysis, accounting and controls, GAAP, IFRS, tax, treasury, audit and compliance, risk management, and international business. Throughout her career, Ms. Johnson held leadership roles within some of the best-in-class finance organizations, including Hewlett Packard, PepsiCo and ExxonMobil, and partnered with several private equity firms in driving value creation through process optimization and finance and organizational transformation of mid-market companies in technology, media and fashion space. Most recently, she served as the Chief Financial Officer of E3 Investment Group, a private equity firm, since December 2019. Prior to that, she served as the Chief Financial Officer of John Hardy, a global omni channel luxury jewelry brand, from January 2018 to December 2019, as the Vice President of Finance of Cheetah Digital, a leading digital marketing solution provider, from April 2017 to January 2018 and as the Director of Financial Planning & Analysis of PepsiCo from March 2015 to April 2017. Ms. Johnson holds an MBA in Finance from the University of Texas at Austin Red McCombs School of Business, an MA in Speech Communications from the Texas State University, and a BA in International Business from the State Academy of Management. She is a Certified Public Accountant and a Certified Internal Auditor.

Robert D. Barry. Mr. Barry has served as our Chief Accounting Officer since July 2021 and previously served as our Chief Financial Officer from our inception in January 2019 until his appointment as of Chief Accounting Officer. He has served on the board of directors of our former parent company, 1847 Holdings LLC, since January 2014. From April 2013 until August 2016, Mr. Barry was Chief Executive Officer and Chief Financial Officer of Pawn Plus Inc., a chain of five retail pawn stores in suburban Philadelphia and one pawn store in northeastern Ohio. Prior to that, Mr. Barry served as Executive Vice President and Chief Financial Officer of Regional Management Corp., a consumer loan company based in Greenville, South Carolina, from March 2007 to January 2013. Prior to joining Regional Management Corp., Mr. Barry was the Managing Member of AccessOne Mortgage Company, LLC in Raleigh, North Carolina, from 1997 to 2007. During this time, he also served as part-time Chief Financial Officer for Patriot State Bank, in Fuquay-Varina, North Carolina, from March 2006 to March 2007 and Nuestro Banco, Raleigh, North Carolina, from July 2006 to March 2007. Prior to his time at AccessOne, Mr. Barry was Executive Vice President and Chief Financial Officer for Regional Acceptance Corporation, a consumer finance company based in Greenville, North Carolina and prior to that he was a financial institutions partner in the Raleigh, North Carolina office of KPMG LLP. Mr. Barry is a Certified Public Accountant licensed in North Carolina and Georgia.

Elie Fouerti. Mr. Fouerti has served as the Vice President of our subsidiary ACI since June 2021. He has served as the Vice President of ACI’s various subsidiaries (collectively, Appliances Connection) since 1999. Along with his brother, Albert Fouerti, they have created a successful independent online retailer of appliances. Mr. Fouerti helped his brother in developing a process for delivering bulky items across the United States, paving the way for a new era of ordering appliances online. We believe Mr. Fouerti is qualified to serve as a member of ACI’s management team because of his extensive experience building and leading the Appliances Connection business from its founding and his insight into our industry and business as Appliances Connection’s co-founder and Chief Financial Officer.

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COMPENSATION

Summary Compensation Table

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No other executive officers received total annual salary and bonus compensation in excess of $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Douglas T. Moore, Former Chief Executive Officer(2)	2020	341,923	130,000	910,264	16,965	1,399,152
	2019	133,727	35,000	-	9,465	178,192
Robert D. Barry, Former Chief Financial Officer(3)	2020	149,077	-	376,800	-	525,877
	2019	61,762	-	-	-	61,762
Thomas S. Harcum, Former Chief Marketing and Technology Officer(4)	2020	131,923	-	157,000	17,470	306,393
	2019	-	-		-	-

(1)  The amount is equal to the aggregate grant-date fair value with respect to the awards, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(2)  Mr. Moore served as our Chief Executive Officer from August 2019 to August 2021. The amounts included in Other Compensation for Mr. Moore for 2019 include reimbursement for accommodations in the amount of $6,955, reimbursement for airline tickets in the amount of $1,640, and reimbursement for car rental expenses in the amount of $870. In 2020, the amounts represent reimbursement for accommodations of $14,630 and $2,335 for 401(k) plan matches.

(3)  Mr. Barry was a part-time employee in 2019 following the acquisition of Goedeker Television Co. until our initial public offering on July 31, 2020, at which time he became a full-time employee. Mr. Barry’s title was changed to Chief Accounting Officer in July 2021. Other Compensation for 2020 includes $55,385 as a part-time employee.

(4)  Mr. Harcum resigned effective as of November 19, 2021. Other Compensation for Mr. Harcum represents reimbursement for accommodations.

Employment and Separation Agreements

On August 15, 2019, we entered into an employment letter agreement with Mr. Moore setting forth the terms of the compensation for his services as Chief Executive Officer of the Company. On April 21, 2020, we amended the employment letter agreement, which became effective upon closing of our initial public offering on August 4, 2020. Pursuant to the employment letter agreement, as amended, Mr. Moore was entitled to an annual base salary of $400,000. On June 3, 2021, we amended the employment letter agreement to increase Mr. Moore’s base salary to $650,000. On August 19, 2020, we also granted Mr. Moore a special bonus of up to $125,000. We also granted to Mr. Moore an option to purchase 263,158 shares of our common stock immediately following the closing of the initial public offering with an exercise price of $9.00, equal to the public offering price per share paid in the initial public offering. Mr. Moore also received relocation compensation, including a signing bonus of $35,000, reimbursement of living and accommodations in the St. Louis area for up to six months, car rental expenses for up to two months, and reimbursement of once monthly round trip airline tickets to St. Louis for either Mr. Moore or his spouse until April 2020. Mr. Moore was also eligible to participate in all employee benefit plans, including health insurance, commensurate with his position. The employment letter agreement contains restrictive covenants prohibiting Mr. Moore from (i) owning or operating a business that competes with the Company during the term of his employment and for a period of one year following the termination of his employment or (ii) soliciting our employees for a period of two years following the termination of his employment.

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On August 30, 2021, Mr. Moore resigned from his position as Chief Executive Officer and from our Board. On the same date, we entered into a separation agreement and release with Mr. Moore providing for the separation of his employment effective as of August 30, 2021. Under the separation agreement, we agreed, subject to Mr. Moore’s compliance with each and every provision of the separation agreement, to pay Mr. Moore a severance payment equal to one year of his base salary at his current level ($650,000 per year), less applicable statutory deductions and authorized withholdings, payable in equal installments on our regular payroll dates during the period commencing on September 1, 2021 and ending on August 31, 2021. We also agreed to continue to pay our share of Mr. Moore’s health care costs under our medical, dental or vision plan in which Mr. Moore participates for a period beginning as of September 1, 2021 and ending as of August 31, 2022; provided, however, that Mr. Moore will be responsible for the full amount of the applicable employee contribution as determined and periodically modified by us. The separation agreement includes a customary release of claims by Mr. Moore in favor of the Company and its affiliates, as well as customary confidentiality and non-disparagement provisions.

On April 21, 2020, we entered into an employment letter agreement with Robert D. Barry setting forth the terms of the compensation for his services as Chief Financial Officer (and now Chief Accounting Officer) of the Company. This employment letter agreement became effective upon closing of our initial public offering on August 4, 2020. Pursuant to the employment letter agreement, Mr. Barry is entitled to an annual base salary of $250,000 and an annual incentive bonus of up to 50% of base to the extent that we achieve certain annual EBITDA objectives to be established by our compensation committee. Mr. Barry is also entitled to a 15% discount on all purchases from the Company. He is also eligible to participate in all employee benefit plans, including health insurance, commensurate with his position. Mr. Barry’s employment is at-will and may be terminated by us at any time. Mr. Barry may terminate his employment upon 90 days’ notice. If we terminate Mr. Barry’s employment without cause, he is entitled to six months of base compensation, which will be paid in a lump sum upon termination. The employment letter agreement contains restrictive covenants prohibiting Mr. Barry from (i) owning or operating a business that competes with the Company during the term of his employment and for a period of one year following the termination of his employment or (ii) soliciting our employees for a period of two years following the termination of his employment.

On December 13, 2019, we entered into an employment offer letter with Thomas S. Harcum setting forth the terms of the compensation for his services as Chief Marketing Officer and Chief Technology Officer of the Company, effective as of January 6, 2020. Pursuant to the employment offer letter, Mr. Harcum is entitled to an annual base salary of $140,000 and an annual incentive bonus of up to 20% of base to the extent that we achieve certain annual EBITDA objectives to be established by our compensation committee. He is also eligible to participate in all employee benefit plans, including health insurance, commensurate with his position. Mr. Harcum’s employment is at-will and may be terminated by us at any time.

On November 16, 2021, we entered into a separation agreement and release with Mr. Harcum providing for the separation of his employment effective as of November 19, 2021. Under the separation agreement, we agreed, subject to Mr. Harcum’s compliance with each and every provision of the separation agreement, to pay Mr. Harcum a severance payment of $56,346.15, less applicable statutory deductions and authorized withholdings, on or before December 1, 2021. Mr. Harcum agreed that, for the six (6) month period immediately following the separate date, he will, upon request by the Company, cooperate and consult with the Company with respect to any inquiries or other matters involving the Company or its clients, including, without limitation, his past work and responsibilities at the Company, or pending or threatened transactions, litigation, administrative proceedings or arbitration. Mr. Harcum is not entitled to any additional compensation in connection with such consultation; provided that the Company will pay reasonable travel expenses for his appearance or attendance at any meetings or proceedings in connection with the foregoing. The separation agreement includes a customary release of claims by Mr. Harcum in favor of the Company and its affiliates, as well as customary confidentiality and non-disparagement provisions.

Retirement Benefits

We have not maintained, and do not currently maintain, a defined benefit pension plan or nonqualified deferred compensation plan. We currently make available a retirement plan intended to provide benefits under Section 401(k) of the Code, pursuant to which employees, including the executive officers named above, can make voluntary pre-tax contributions. We currently match 100% of elective deferrals up to 3% of compensation

1847 Goedeker Inc.	28	2021 Proxy Statement

and 50% of elective deferrals for next 2% of compensation. These matching contributions vest 100% following 60 days of the participant’s employment. All contributions under the plan are subject to certain annual dollar limitations, which are periodically adjusted for changes in the cost of living. See the Summary Compensation Table for matches made for the executive officers named above.

Potential Payments Upon Termination or Change in Control

As described under “—Employment and Separation Agreements” above, Messrs. Moore and Harcum are entitled to severance as described in their separation agreements and Mr. Barry is entitled severance as described in his employment agreement if his employment is terminated without cause.

In the event of a change in control (as defined in the 2020 Plan), all options issued to the executive officers named above shall become immediately vested and exercisable with respect to 100% of the shares subject to the options.

Outstanding Equity Awards at Fiscal Year End

The following table includes certain information with respect to the value of all unexercised options and unvested shares of restricted stock previously awarded to the executive officers named above at the fiscal year ended December 31, 2020.

Name	Option Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Douglas T. Moore	65,790	197,368	-	$9.00	08/04/2030
Robert D. Barry	-	120,000	-	$9.00	09/10/2030
Thomas S. Harcum	-	50,000	-	$9.00	09/10/2030

Director Compensation

The table below sets forth the compensation paid to our non-executive directors during the fiscal year ended December 31, 2020.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Ellette A. Anderson	14,583	14,583
Clark R. Crosnoe	14,583	14,583
Paul A. Froning	14,583	14,583
Glyn C. Milburn	14,583	14,583

During 2020, our independent directors received an annual fee of $35,000, payable monthly commencing in the first month following the closing of our initial public offering in August 2020.

2020 Equity Incentive Plan

Please see “Proposal No. 4 – Plan Amendment” for a description of the 2020 Plan.

1847 Goedeker Inc.	29	2021 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions since the beginning of our 2019 fiscal year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

Management Services Agreement

On April 5, 2019, we entered into a management services agreement with 1847 Partners LLC, our manager, which is owned and controlled by Ellery W. Roberts, our Chairman, pursuant to which we appointed our manager to provide certain services to us for a quarterly management fee equal to $62,500. Under certain circumstances specified in the management services agreement, our quarterly fee may be reduced if similar fees payable to our manager by subsidiaries of our former parent company, 1847 Holdings LLC, exceed a threshold amount.

Pursuant to the management services agreement, we must also reimburse our manager for all costs and expenses which are specifically approved by our Board, including all out-of-pocket costs and expenses, that are actually incurred by our or our affiliates on our behalf in connection with performing services under the management services agreement.

The services provided by our manager include: conducting general and administrative supervision and oversight of our day-to-day business and operations, including, but not limited to, recruiting and hiring of personnel, administration of personnel and personnel benefits, development of administrative policies and procedures, establishment and management of banking services, managing and arranging for the maintaining of liability insurance, arranging for equipment rental, maintenance of all necessary permits and licenses, acquisition of any additional licenses and permits that become necessary, participation in risk management policies and procedures; and overseeing and consulting with respect to our business and operational strategies, the implementation of such strategies and the evaluation of such strategies, including, but not limited to, strategies with respect to capital expenditure and expansion programs, acquisitions or dispositions and product or service lines.

We expensed $187,500 in management fees for the nine months ended September 30, 2021 and 2020 and $250,000 and $183,790 for the years ended December 31, 2020 and 2019, respectively.

Advances

As of December 31, 2019, our manager had funded $33,738 to us in related party advances. These advances were unsecured, bore no interest, and did not have formal repayment terms or arrangements. These advances were repaid from the proceeds of our initial public offering in August 2020.

Related Party Note

A portion of the purchase price for our acquisition of Goedeker Television Co. (“Goedeker Television”) was paid by our issuance to Steve Goedeker, as representative of Goedeker Television, of a 9% subordinated promissory note in the principal amount of $4,100,000. Michael Goedeker, our director, President and Chief Operating Officer until March 2020 and a significant stockholder, was also a director, officer and principal stockholder of Goedeker Television.

As of December 31, 2019, the balance of the note was $3,300,444. On June 2, 2020, the parties entered into an amendment and restatement of the note that became effective as of the closing of our initial public offering on August 4, 2020, pursuant to which (i) the principal amount of the existing note was increased by $250,000, (ii) upon the closing of the initial public offering, we agreed to make all payments of principal and interest due under the note through the date of the closing, and (iii) from and after the closing, the interest rate of the note was increased from 9% to 12%. In accordance with the terms of the amended and restated note, we used a portion of the proceeds from the initial public offering to pay $1,083,842 of the balance of the note representing a $696,204 reduction in the principal balance and interest accrued through August 4, 2020 of $387,638. We repaid this note in August 2020.

1847 Goedeker Inc.	30	2021 Proxy Statement

Securities Purchase Agreement

On April 5, 2019, the Company, 1847 Goedeker Holdco Inc. (“Holdco”) (our direct parent company at such time) and 1847 Holdings LLC (Holdco’s parent company at such time) entered into a securities purchase agreement with Leonite Capital LLC (“Leonite”), pursuant to which the Company, Holdco and 1847 Holdings LLC issued to Leonite a secured convertible promissory note in the aggregate principal amount of $714,286. As additional consideration for the purchase of the note, (i) 1847 Holdings LLC issued to Leonite 50,000 common shares (valued at $137,500), (ii) 1847 Holdings LLC issued to Leonite a five-year warrant to purchase 200,000 common shares at an exercise price of $1.25 per share (subject to adjustment), which may be exercised on a cashless basis, and (iii) Holdco issued to Leonite shares of common stock equal to a 7.5% non-dilutable interest in Holdco. As of December 31, 2019, the balance of the note was $584,943. As a result of this transaction, Leonite became a related party.

On May 11, 2020, the Company, Holdco, 1847 Holdings LLC and Leonite entered into a first amendment to secured convertible promissory note, pursuant to which the parties agreed (i) to extend the maturity date of the note to October 5, 2020, (ii) that our failure to repay the note on the original maturity date of April 5, 2020 shall not constitute and event of default under the note and (iii) to increase the principal amount of the note by $207,145, as a forbearance fee.

On August 4, 2020, we used a portion of the proceeds from our initial public offering to repay the note in full.

DMI Cooperative

The Company is a member of Dynamic Marketing, Inc. (“DMI”), an appliance purchasing cooperative. DMI purchases consumer electronics and appliances at wholesale prices from various vendors, and then makes such products available to its members, including the Company, who sell such products to end consumers. DMI’s purchasing group arrangement provides its members, including the Company, with leverage and purchasing power with appliance vendors, and increases our ability to compete with competitors, including big box appliance and electronics retailers. We own an approximate 5% interest in the cooperative. Additionally, Albert Fouerti is on the board of DMI. As such, DMI is deemed to be a related party.

At September 30, 2021, vendor rebate deposits due from DMI were $3.7 million. During the three and nine months ended September 30, 2021, total purchases from DMI, net of holdbacks, were $63.4 million and $91.4 million respectively. At September 30, 2021, deposits at DMI totaled $12.1 million.

At December 31, 2020 and 2019, vendor rebate deposits, net, due from DMI were $31.7 million and $22.0 million, respectively, and vendor rebates receivable were $4.7 million and $3.3 million, respectively. During the year ended December 31, 2020, the following transactions were carried out with DMI: total purchases $175.6 million, vendor rebates $8.2 million, interest income $1.0 million, consulting income $0.3 million, and rent expense $0.7 million. During the year ended December 31, 2019, the following transactions were carried out with DMI: total purchases $120.3 million, vendor rebates $3.3 million, interest income $1.4 million, consulting income $0.2 million, and rent expense $0.3 million.

Related Party Leases

On June 2, 2021, our subsidiary 1 Stop Electronics Center, Inc. entered into a lease agreement with 1870 Bath Ave. LLC, an entity that is owned by Albert Fouerti, a member of our Board and the President of ACI and Appliances Connection, and Elie Fouerti, the Vice President of ACI and Appliances Connection, for our premises located at 1870 Bath Avenue, Brooklyn, NY. The lease is for a term of ten (10) years and provides for a base rent of $74,263 per month during the first year with annual increases to $96,896.37 during the last year of the term. 1 Stop Electronics Center, Inc. is also responsible for all property taxes, insurance costs and the utilities used on the premises. The lease contains customary events of default.

On June 2, 2021, our subsidiary Joe’s Appliances LLC entered into a lease agreement with 812 5th Ave Realty LLC, an entity that is owned by Albert Fouerti and Elie Fouerti, for our premises located at 7812 5th Avenue, Brooklyn, NY. The lease is for a term of ten (10) years and provides for a base rent of $6,365.40 per month during

1847 Goedeker Inc.	31	2021 Proxy Statement

the first year with annual increases to $8,305.40 during the last year of the term. Joe’s Appliances LLC is also responsible for all property taxes, insurance costs and the utilities used on the premises. The lease contains customary events of default.

On May 31, 2019, our subsidiary YF Logistics LLC entered into a sublease agreement with DMI for our warehouse space in Hamilton, NJ. The initial term of the sublease was for a period commencing on June 1, 2019 and terminating on April 30, 2020, with automatic renewals for successive one year terms until the earlier of (i) termination by either upon thirty (30) days’ prior written notice or (ii) April 30, 2024. The sublease provides for a base rent equal to 71.43% of the base rent paid by DMI under its lease for the premises, plus 71.43% of any taxes, operating expenses, additional charges or any other amounts due by DMI, for a total of $56,250 per month.

1847 Goedeker Inc.	32	2021 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

Common Stock Ownership

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of the Record Date for (i) each of our executive officers and directors; (ii) all of our executive officers and directors as a group; and (iii) each other stockholder known by us to be the beneficial owner of more than 5% of our outstanding common stock. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o the Company, 3817 Millstone Parkway, St. Charles, MO 63301.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Albert Fouerti, Chief Executive Officer and Director(3)	Common Stock	330,000	*
Maria Johnson, Chief Financial Officer	Common Stock	0	*
Robert D. Barry, Chief Accounting Officer(4)	Common Stock	65,199	*
Ellery W. Roberts, Chairman of the Board(5)	Common Stock	1,421,235	1.34%
Ellette A. Anderson, Director	Common Stock	23,438	*
Clark R. Crosnoe, Director(6)	Common Stock	556,638	*
Glyn C. Milburn, Director	Common Stock	25,638	*
G. Alan Shaw, Director	Common Stock	0	*
Alan P. Shor, Director	Common Stock	23,438	*
Edward J. Tobin, Director	Common Stock	984,118	*
All directors and officers as a group (10 persons above)	Common Stock	3,429,704	3.22%
Sabby Volatility Warrant Master Fund, Ltd.(7)	Common Stock	8,888,800	8.36%
Altium Growth Fund, LP(8)	Common Stock	6,886,000	6.47%
Empery Asset Management, LP(9)	Common Stock	6,666,600	6.27%

*     Less than 1%

(1)  Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person or any member of such group has the right to acquire within sixty (60) days of the Record Date. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within sixty (60) days of the Record Date are deemed to be outstanding for such person, but not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)  Based on 106,387,332 shares of common stock are outstanding as of the Record Date.

(3)  Does not include 2,947,986 shares of common stock held by The 2021 Albert Fouerti Trust F/B/O His Issue, of which Mr. Fouerti is the beneficiary, but not the trustee. Pursuant to SEC rules, the trustee is considered to be the beneficial owner of the shares held by this trust.

(4)  Includes 30,000 shares of common stock which Mr. Barry has the right to acquire within 60 days through the exercise of vested options and 13,000 shares of common stock held by Mr. Barry’s spouse.

(5)  Includes 22,200 shares held by Cardinal 33 LLC. Mr. Roberts is the Manager of Cardinal 33 LLC and has voting and investment power over the securities held by it. Mr. Roberts disclaims beneficial ownership of the shares held by Cardinal 33 LLC except to the extent of his pecuniary interest, if any, in such shares.

1847 Goedeker Inc.	33	2021 Proxy Statement

(6)  Includes 444,400 shares held by CRC Investment Fund LP and 88,800 shares held by NM 2018 Trust. Mr. Crosnoe is the Managing Member and owns 100% of CRC Investment Fund GP, LLC, the General Partner of CRC Investment Fund LP, and of CRC Capital LLC, the Manager of CRC Investment Fund LP, and has voting and investment power over the securities held by CRC Investment Fund LP. Mr. Crosnoe is the Investment Adviser to NM 2018 Trust and also has a power of attorney to direct purchases and sales of securities held by it. Mr. Crosnoe disclaims beneficial ownership of the shares held by CRC Investment Fund LP and NM 2018 Trust except to the extent of his pecuniary interest, if any, in such shares.

(7)  Based solely on the information set forth in the Schedule 13G filed with the SEC on June 1, 2021, Sabby Volatility Warrant Master Fund, Ltd., Sabby Management, LLC and Hal Mintz each beneficially own 8,888,800 shares of common stock. Sabby Management, LLC and Hal Mintz do not directly own any shares of common stock, but each indirectly owns 8,888,800 shares of common stock held directly by Sabby Volatility Warrant Master Fund, Ltd. Sabby Management, LLC, a Delaware limited liability company, indirectly owns 8,888,800 shares of common stock because it serves as the investment manager of Sabby Volatility Warrant Master Fund, Ltd. Mr. Mintz indirectly owns 8,888,800 shares of common stock in his capacity as manager of Sabby Management, LLC. The address of Sabby Volatility Warrant Master Fund, Ltd. is c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands. The address of Sabby Management, LLC and Hal Mintz is 10 Mountainview Road, Suite 205, Upper Saddle River, New Jersey 07458.

(8)  Based solely on the information set forth in the Schedule 13G filed with the SEC on June 7, 2021, Altium Growth Fund, LP is the record and direct beneficial owner of the shares. Altium Capital Management, LP is the investment adviser of, and may be deemed to beneficially own securities owned by, Altium Growth Fund, LP. Altium Growth GP, LLC is the general partner of, and may be deemed to beneficially own securities owned by, Altium Growth Fund, LP. Each of the foregoing has declared that the foregoing shall not be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Exchange Act or any other purpose, the beneficial owner of any such securities. The address of the principal business office of each of the foregoing is 152 West 57th Street, FL 20, New York, NY 10019.

(9)  Based solely on the information set forth in the Schedule 13G filed with the SEC on June 1, 2021, Empery Asset Management, LP serves as the investment manager to certain funds holding an aggregate of 6,666,600 shares of common stock. Each of Empery Asset Management, LP and Ryan M. Lane and Martin D. Hoe, the managing members of Empery AM GP, LLC, the general partner of Empery Asset Management, LP, with the power to exercise investment discretion, may be deemed to be the beneficial owner of all shares of common stock held by such funds. Each of the foregoing disclaims any beneficial ownership of any such shares of common stock. The address of each of the foregoing beneficial owners is 1 Rockefeller Plaza, Suite 1205, New York, NY 10020.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the company. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2020, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% stockholders were complied with, except that the Form 3s were filed late by Thomas S. Harcum and Michael K. Hargrave due to administrative oversight.

1847 Goedeker Inc.	34	2021 Proxy Statement

ADDITIONAL INFORMATION

Deadlines for Receipt of Nominations and Stockholder Proposals

A stockholder who is entitled to vote for the election of directors and who desires to nominate a candidate for election to be voted on at an Annual Meeting of Stockholders may do so only in accordance with Section 2.2 of Article II of the Bylaws, which provides that a stockholder may nominate a director candidate by written notice to the Secretary of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. To be considered timely for the 2022 Annual Meeting, a stockholder nomination, and all supporting information, must be submitted no earlier than August 23, 2022 and no later than September 22, 2022.

A stockholder who desires to present a proposal pursuant to Rule 14a-8 under the Exchange Act to be included in the proxy statement for, and voted on by the shareholders at, the 2022 Annual Meeting must submit such proposal in writing, including all supporting materials, to the Company at its principal office no later than July 21, 2022, 120 days before the date of mailing based on this year’s Proxy Statement date, and meet all other requirements for inclusion in the proxy statement. Additionally, pursuant to Rule 14a-4(c)(1) under the Exchange Act, if a stockholder intends to present a proposal for business to be considered at the 2022 Annual Meeting but does not seek inclusion of the proposal in our proxy statement for such meeting, then we must receive the proposal by October 4, 2022, 45 days before the date of mailing based on this year’s Proxy Statement date, for it to be considered timely received. If notice of a stockholder proposal is not timely received, then the proxies will be authorized to exercise discretionary authority with respect to the proposal.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single Notice or Proxy Statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Brokers with account holders who are stockholders may be “householding” our proxy materials. A single Notice or Proxy Statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the company that you no longer wish to participate in “householding.”

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: 1847 Goedeker Inc., 3817 Millstone Parkway, St. Charles, MO 63301, Attention: Secretary. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

No Dissenters’ Rights

Holders of our common stock are not entitled to dissenters’ rights of appraisal.

Other Matters

As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder, to the extent permitted by Rule 14a-4(c)(3).

1847 Goedeker Inc.	35	2021 Proxy Statement

Annual Reports

We have filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to 1847 Goedeker Inc., 3817 Millstone Parkway, St. Charles, MO 63301, Attention: Secretary. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 is also available in the Investor Relations section of our website, located at https://investor.goedekers.com, under the link for “Financials.”

By Order of the Board of Directors,

St. Charles, MO	Robert D. Barry
November 18, 2021	Chief Accounting Officer and Secretary

1847 Goedeker Inc.	36	2021 Proxy Statement

Annex A

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
1847 GOEDEKER INC.

(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)

1847 Goedeker Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: That at a meeting of the Board of Directors of the Corporation resolutions were duly adopted setting forth a proposed amendment of the Amended and Restated Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of the Corporation for consideration thereof. The resolutions setting forth the proposed amendment is as follows:

RESOLVED, that the Amended and Restated Certificate of Incorporation of the Corporation be amended by changing the first sentence of Article IV that, as amended, said sentence shall be and read as follows:

“The total number of shares of capital stock which the Corporation shall have authority to issue is two hundred fifty million (250,000,000) shares of common stock, $0.0001 par value per share (the “Common Stock”), and twenty million (20,000,000) shares of preferred stock, $0.0001 par value per share (the “Preferred Stock”).”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, 1847 Goedeker Inc. has caused this Certificate of Amendment to be signed this ____ day of __________, 2021.

1847 GOEDEKER INC.
By: _______________________________
Name:
Title:

Annex B

AMENDMENT NO. 2
TO
1847 GOEDEKER INC.
2020 EQUITY INCENTIVE PLAN

The 1847 Goedeker Inc. 2020 Equity Incentive Plan, as amended (the “Plan”), is hereby amended as follows:

Section 4 of the Plan is hereby amended in its entirety to read as follows:

“4.  Shares Subject to the Plan.

4.1 Subject to adjustment in accordance with Section 11, a total of 11,000,000 shares of Common Stock shall be available for the grant of Awards under the Plan. Shares of Common Stock granted in connection with all Awards under the Plan shall be counted against this limit as one (1) share of Common Stock for every one (1) share of Common Stock granted in connection with such Award. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2 Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3 Any shares of Common Stock subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan. Any shares of Common Stock that again become available for future grants pursuant to this Section 4.3 shall be added back as one (1) share. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.”

Except as herein amended, the provisions of the Plan shall remain in full force and effect.

Effective as of _______________

1847 GOEDEKER INC. 3817 MILLSTONE PARKWAY, ST. CHARLES, MO 63301 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 21, 2021 This Proxy is Solicited on Behalf of the Board of Directors To the Stockholders of 1847 Goedeker Inc. P R O X Y C A R D The undersigned hereby appoints Albert Fouerti and Maria Johnson (together, the “Proxies”), and each of them acting individually or in the absence of others, with full power of substitution and re-substitution, as proxies to vote all of the shares that the undersigned is entitled to vote at the Annual Meeting of Stockholders of 1847 Goedeker Inc. (the “Company”) to be held on December 21, 2021 at 11:00 a.m. Eastern Time (including any adjournments or postponements thereof, the “Annual Meeting”). Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxies’ discretion on such other matters as may properly come before the Annual Meeting to the extent authorized by Rule 14a- 4(c) under the Securities Exchange Act of 1934, as amended. THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL No. 1, “FOR” PROPOSAL No. 2, “FOR” PROPOSAL No. 3 AND “FOR” PROPOSAL No. 4 USING THE ENCLOSED PROXY CARD. THE BOARD URGES YOU NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD SENT TO YOU, OTHER THAN THIS PROXY CARD. IMPORTANT – PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. THANK YOU FOR VOTING. (Continued and to be dated and signed on reverse side) SEE REVERSE SIDE TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” OF THE NOMINEES LISTED IN ITEM 1; AND A VOTE “FOR” ITEM 2, ITEM 3, ITEM 4. 1. To elect the eight (8) nominees identified in the accompanying Proxy Statement to serve as directors on the Board of Directors for the ensuing year. 1. Ellery W. Roberts 4. Clark R. Crosnoe 7. Alan P. Shor 2. Albert Fouerti 5. Glyn C. Milburn 8. Edward J. Tobin 3. Ellette A. Anderson 6. G. Alan Shaw FOR ALL WITHHOLD ALL FOR ALL EXCEPT To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 2. To ratify the appointment of Friedman LLP as independent registered public accounting firm for the fiscal year ending December 31, 2021. FOR AGAINST ABSTAIN 3. To approve an amendment of our amended and restated certificate of incorporation to increase the number of shares of common stock that we are authorized to issue from 200,000,000 shares to 250,000,000 shares. FOR AGAINST ABSTAIN 4. To approve an amendment of the 1847 Goedeker Inc. 2020 Equity Incentive Plan to increase the number of shares of common stock available for issuance under such plan from 1,000,000 shares to 11,000,000 shares and eliminate the fungible share counting provision contained in such plan. FOR AGAINST ABSTAIN 5. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Date (Signature) (Signature if held jointly) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. FOR ALL WITHHOLD ALL PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED